Taxes	6 Months Ended
Mar. 31, 2021
Income Tax Disclosure [Abstract]
Taxes

NOTE 11 — TAXES

(a) Corporate Income Taxes (“CIT”)

Cayman Islands

Under the current tax laws of the Cayman Islands, Bon Natural Life Limited (“Bon Natural Life”) is not subject to tax on its income or capital gains. In addition, no Cayman Islands withholding tax will be imposed upon the payment of dividends by the Company to its shareholders.

Hong Kong

Tea Essence Limited (“Tea Essence”) is incorporated in Hong Kong and is subject to profit taxes in Hong Kong at a rate of 16.5%. However, Tea Essence did not generate any assessable profits derived from Hong Kong sources in the six months ended March 31, 2021 and 2020, and accordingly no provision for Hong Kong profits tax has been made in these periods.

PRC

Under PRC CIT Law, domestic enterprises and Foreign Investment Enterprises (“FIEs”) are usually subject to a unified 25% enterprise income tax rate while preferential tax rates, tax holidays and even tax exemption may be granted on a case-by-case basis by local government as preferential tax treatment to High and New Technology Enterprises (“HNTEs”).

Under this preferential tax treatment, HNTEs are entitled to an income tax rate of 15%, subject to a requirement that they re-apply for their HNTE status every three years. The Company’s VIE, Xi’an App-Chem was approved as a HNTE and is entitled to a reduced income tax rate of 15% beginning October 18, 2017, which is valid for three years. In December 2020, Xi’an App-Chem successfully renewed its HNTE Certificate with local government and will continue to enjoy the reduced income tax rate of 15% for another three years by December 1, 2023.

CIT is typically governed by the local tax authority in PRC. Each local tax authority at times may grant tax holidays to local enterprises as a way to encourage entrepreneurship and stimulate local economy. The corporate income taxes for the six months ended March 31, 2021 and 2020 were reported at a blended reduced rate as a result of Xi’an App-chem being approved as a HNTE and enjoying a 15% reduced income tax rate, but subsidiaries of Xi’an App-chem are subject to a 25% income tax rate. The impact of the tax holidays noted above decreased foreign taxes by and $302,123 and $161,869 for the six months ended March 31, 2021 and 2020, respectively. The benefit of the tax holidays on net income per share (basic and diluted) $0.05 and $0.03 for the six months ended March 31, 2021 and 2020, respectively.

The following table reconciles the China statutory rates to the Company’s effective tax rate for the six months ended March 31, 2021 and 2020:

	For the Six Months Ended March 31,
	2021	2020
	(Unaudited)	(Unaudited)
PRC statutory income tax rate	25.0%	25.0%
Effect of income tax holiday	(10.0)%	(10.0)%
Permanent difference	0.1%	0.0%
Research and development deduction	(0.3)%	(0.6)%
Change in valuation allowance	2.0%	(0.9)%
Effective tax rate	16.8%	13.5%

The components of the income tax provision (benefit) are as follows:

	For the Six Months Ended March 31,
	2021	2020
	(Unaudited)	(Unaudited)
Current tax provision:
Cayman Islands	$-	$-
Hong Kong	-	-
China	451,198	269,225
	451,198	269,225
Deferred tax provision (benefit):
Cayman Islands	-	-
Hong Kong	-	-
China	13,879	(19,459)
	13,879	(19,459)
Income tax provision	$465,077	$249,766

Deferred tax assets

The Company’s deferred tax assets are comprised of the following:

	March 31, 2021	September 30, 2020
	(Unaudited)
Deferred tax assets derived from allowance for doubtful accounts and net operating losses (“NOL”)	$412,809	$370,184
Less: valuation allowance	(375,777)	(321,125)
Deferred tax assets	$37,032	$49,059

The Company follows ASC 740, “Income Taxes”, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates, applicable to the periods in which the differences are expected to affect taxable income.

A valuation allowance is provided against deferred tax assets when the Company determines that it is more likely than not that the deferred tax assets will not be utilized in the future. The Company has subsidiaries and VIE in the PRC, among which 7 entities, including Xi’an CMIT, App-Chem Ag-tech, App-Chem Guangzhou, Balikun, Tongchuan DT, Xi’an DT and Tianjin YHX, reported recurring operating losses since their inception and the chances for these subsidiaries and VIE that suffered recurring losses in prior period to become profitable in the foreseeable near future and to utilize their net operating loss carry forwards were remote. Accordingly, the Company provided valuation allowance of $375,777 and $321,125 for the deferred tax assets of these subsidiaries and VIE for the six months ended March 31, 2021 and 2020, respectively.

As of March 31,2021, all of the Company’s tax returns of its PRC subsidiary, its VIE and VIE’s subsidiaries remain open for statutory examination by PRC tax authorities.

(b) Taxes payable

Taxes payable consist of the following:

	March 31, 2021	September 30, 2020
	(Unaudited)
Income tax payable	$1,332,471	$850,834
Value added tax payable	4,223,819	3,463,146
Other taxes	132,496	88,645
Total taxes payable	$5,688,786	$4,402,625

As of March 31, 2021 and September 30, 2020, Company had accrued tax liabilities of approximately $5.7 million and $4.4 million, respectively, mostly related to the unpaid value added tax and income tax in China. According to PRC taxation regulation, if tax has not been fully paid, tax authorities may impose tax and late payment penalties within three years. In practice, since all of the taxes are collected by local tax authorities, the local tax authority to the Company is typically more flexible and willing to provide incentives or settlements with local small and medium-size businesses to relieve their burden and to stimulate the local economy.

The Company initially expected to settle the unpaid income tax liabilities in May 2021 when the 2020 annual income tax return is to be filed with local tax authority, and settle the unpaid VAT tax liabilities before September 30, 2021. In May 2021, the Company re-negotiated with local tax authorities and submitted a settlement extension application in accordance with the notices issued by local government to encourage enterprises to conduct public offerings. For the unpaid income tax and VAT tax liabilities, the Company obtained an approval from local tax authority to extend the tax liability settlement date from May 2021 until to December 31, 2021. To the extent the Company is unable to settle its tax liabilities as scheduled, or interest and penalties on unpaid tax liabilities assessed by tax authorities greatly exceed management’s estimates, the Company’s financial condition and operating results may be negatively impacted.